UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 26, 2011

Date of Report (date of earliest event reported)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in this Form 8-K (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 2.02	Results of Operations and Financial Condition

On October 26, 2011, Community Health Systems, Inc. (the “Company”) announced operating results for the three and nine months ended September 30, 2011. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02.

ITEM 7.01	Regulation FD Disclosure

The press release referred to in Item 2.02 above also includes an update of the Company’s 2011 annual earnings guidance as well as the Company’s initial 2012 guidance. The 2011 guidance primarily reaffirms the Company’s previous guidance provided on July 28, 2011, as updated to reflect historical results through September 30, 2011, with certain changes to the assumptions used in connection with the guidance as set forth on pages 13, 14 and 15 of this press release. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 7.01.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

99.1	Community Health Systems, Inc. Press Release dated October 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 26, 2011		COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Wayne T. Smith

Wayne T. Smith
Chairman of the Board,
President and Chief Executive Officer
(principal executive officer)

	By:	/s/ W. Larry Cash

W. Larry Cash
Executive Vice President, Chief Financial Officer
and Director
(principal financial officer)

	By:	/s/ T. Mark Buford

T. Mark Buford
Senior Vice President and Chief Accounting Officer
(principal accounting officer)

Index to Exhibits

Exhibit Number	Description

99.1 Community Health Systems, Inc. Press Release dated October 26, 2011

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